UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2015

STERIS Corporation

(Exact Name of Registrant as Specified in Charter)

Ohio	1-14643	34-1482024
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5960 Heisley Road, Mentor, Ohio		44060-1834
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (440) 354-2600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

STERIS Corporation (the “Company” or “STERIS”) held a special meeting of shareholders on October 2, 2015 (the “Special Meeting”). At the Special Meeting, the Company’s shareholders voted on (i) a proposal to adopt the Agreement and Plan of Merger, dated as of October 13, 2014 (the “Merger Agreement”), by and among STERIS, New STERIS Limited, a private limited company organized under the laws of England and Wales and a subsidiary of STERIS (“New STERIS”), Solar US Holding Co., a Delaware corporation and wholly owned subsidiary of New STERIS, Solar US Parent Co., a Delaware corporation and indirect wholly owned subsidiary of New STERIS and Solar US Merger Sub Inc., an Ohio corporation and indirect wholly owned subsidiary of New STERIS (the “Merger Agreement Proposal”), pursuant to which a wholly owned indirect subsidiary of the New STERIS will merge with and into the Company (the “Merger”) with the Company surviving the Merger as an indirect wholly owned subsidiary of New STERIS and (ii) a proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers in connection with the completion of the Merger (the “Non-binding Executive Compensation Proposal”). The proposals are described in more detail in the Company’s definitive proxy statement for the Special Meeting filed with the Securities and Exchange Commission on February 9, 2015.

There were 59,574,771 shares issued and outstanding on the record date for the Special Meeting and entitled to vote thereat, and 49,607,593 shares were represented in person or by proxy at the Special Meeting, which number constituted a quorum.

Both of the proposals were approved by the requisite vote of the Company’s shareholders. The final voting results for each proposal are described below.

Proposal Number 1: The Merger Agreement Proposal

Votes For	Votes Against	Abstain
49,346,898	221,801	38,894

Proposal No. 2: The Non-binding Executive Compensation Proposal

Votes For	Votes Against	Abstain
47,135,901	2,311,054	160,638

Item 8.01 Other Events.

On October 1, 2015, STERIS and Synergy Health plc (“Synergy”) filed a motion in the Federal Trade Commission’s administrative law judge proceeding, requesting that the FTC withdraw its administrative challenge to STERIS’s proposed combination with Synergy (the “Combination”). The effect of that motion is to stay the administrative proceeding until the FTC determines whether it will proceed with the administrative challenge. Regardless of the FTC’s decision with respect to the administrative proceeding, STERIS and Synergy intend to proceed promptly with the closing of the Combination, which is expected to take place in the fourth quarter of calendar year 2015.

On October 1, 2015, the FTC stated publicly that it has decided not to appeal the decision of the U.S. District Court for the Northern District of Ohio denying the FTC’s motion for a preliminary injunction to block the Combination.

Enquiries:

STERIS

Investor Contact: Julie Winter, Director, Investor Relations	Tel: +1 440 392 7245

Media Contact:

Stephen Norton, Senior Director, Corporate Communications	Tel: +1 440 392 7482

Lazard & Co., Limited (Financial Adviser to STERIS and New STERIS)

Stephen Sands
Nicholas Shott	Tel: +44 20 7187 2000

Al Garner	Tel: +1 212 632 6000
Andrew Dickinson	Tel: +1 415 623 5000

Lazard & Co., Limited, which is authorised and regulated in the United Kingdom by the Financial Conduct Authority, is acting exclusively as financial adviser to STERIS and New STERIS and no one else in connection with the proposed transaction, pursuant to which a wholly owned indirect subsidiary of New STERIS will merge with and into STERIS with STERIS surviving the Merger as an indirect wholly owned subsidiary of New STERIS and New STERIS will acquire all of the outstanding shares of Synergy by means of a court-sanctioned scheme of arrangement under English law (the “Combination”) and will not be responsible to anyone other than STERIS and New STERIS for providing the protections afforded to clients of Lazard & Co., Limited nor for providing advice in relation to the Combination or any other matters referred to in this Announcement. Neither Lazard & Co., Limited nor any of its affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Lazard & Co., Limited in connection with this Announcement, any statement contained herein, the Combination or otherwise.

Disclosure requirements of the Code

Under Rule 8.3(a) of the Code, any person who is interested in 1% or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the announcement in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 pm (London time) on the 10th business day following the commencement of the offer period and, if appropriate, by no later than 3.30 pm (London time) on the 10th business day following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.

Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in 1% or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror, save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 pm (London time) on the business day following the date of the relevant dealing.

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.

Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).

Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Takeover Panel’s website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. You should contact the Panel’s Market Surveillance Unit on +44 (0)20 7638 0129 if you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure.

No Offer or Solicitation

This communication is provided for informational purposes only and does not constitute an offer to sell, or an invitation to subscribe for, purchase or exchange, any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this communication in any jurisdiction in contravention of applicable law.

Forward-Looking Statements

This press release may contain statements concerning certain trends, expectations, forecasts, estimates, or other forward-looking information affecting or relating to Synergy or STERIS or its industry, products or activities that are intended to qualify for the protections afforded “forward-looking statements” under the Private Securities Litigation Reform Act of 1995 and other laws and regulations. Forward-looking statements speak only as to the date of this press release and may be identified by the use of forward- looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” “outlook,” “impact,” “potential,” “confidence,” “improve,” “optimistic,” “deliver,” “comfortable,” “trend”, and “seeks,” or the negative of such terms or other variations on such terms or comparable terminology. Many important factors could cause actual results to differ materially from those in the forward-looking statements including, without limitation, disruption of production or supplies, changes in market conditions, political events, pending or future claims or litigation, competitive factors, technology advances, actions of regulatory agencies, and changes in laws, government regulations, labeling or product approvals or the application or interpretation thereof. Other risk factors are described herein and in STERIS and Synergy’s other securities filings, including Item 1A of STERIS’s Annual Report on Form 10-K for the year ended March 31, 2015 and in Synergy’s annual report and accounts for the year ended 29 March 2015 (section headed “principal risks and uncertainties”). Many of these important factors are outside of STERIS’s or Synergy’s control. No assurances can be provided as to any result or the timing of any outcome regarding matters described in the press release or otherwise with respect to any regulatory action, administrative proceedings, government investigations, litigation, warning letters, cost reductions, business strategies, earnings or revenue trends or future financial results. References to products are summaries only and should not be considered the specific terms of the product clearance or literature. Unless legally required, STERIS and Synergy do not undertake to update or revise any forward-looking statements even if events make clear that any projected results, express or implied, will not be realized.

Other potential risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements include, without limitation, (a) the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction, (b) the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in connection with the transaction within the expected time-frames or at all and to successfully integrate Synergy’s operations into those of STERIS, (c) the integration of Synergy’s operations into those of STERIS being more difficult, time-consuming or costly than expected, (d) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the transaction, (e) the possibility that, even if the Combination closes, the FTC may continue to pursue an administrative proceeding which, if successful, could result in the divestiture of certain assets or impose restrictions on New STERIS’s post-closing operations and development, (f) the retention of certain key employees of Synergy being difficult, (g) changes in tax laws or interpretations that could increase our consolidated tax liabilities, including, if the transaction is consummated, changes in tax laws that would result in New STERIS being treated as a domestic corporation for United States federal tax purposes, (h) the potential for increased pressure on pricing or costs that leads to erosion of profit margins, (i) the possibility that market demand will not develop for new technologies, products or applications or services, or business initiatives will take longer, cost more or produce lower benefits than anticipated, (j) the possibility that application of or compliance with laws, court rulings, certifications, regulations, regulatory actions, including without limitation those relating to FDA warning notices or letters, government investigations, the outcome of any pending FDA requests, inspections or submissions, or other requirements or standards may delay, limit or prevent new product introductions, affect the production and marketing of existing products or services or otherwise affect STERIS’s or Synergy’s performance, results, prospects or value, (k) the potential of international unrest, economic downturn or effects of currencies, tax assessments, adjustments or anticipated rates, raw material costs or availability, benefit or retirement plan costs, or other regulatory compliance costs, (l) the possibility of reduced demand, or reductions in the rate of growth in demand, for STERIS’s or Synergy’s products and services, (m) the possibility that anticipated growth, cost savings, new product acceptance, performance or approvals, or other results may not be achieved, or that transition, labor, competition, timing, execution, regulatory, governmental, or other issues or risks associated with STERIS and Synergy’s businesses, industry or initiatives including, without limitation, those matters described in STERIS’s Form 10-K for the year ended March 31, 2015 and other securities filings, may adversely impact STERIS’s or Synergy’s performance, results, prospects or value, (n) the possibility that anticipated financial results or benefits of recent acquisitions, or of STERIS’s restructuring efforts will not be realized or will be other than anticipated, (o) the effects of the contractions in credit availability, as well as the ability of STERIS’s and Synergy’s customers and suppliers to adequately access the credit markets when needed, and (p) those risks described in STERIS’s Annual Report on Form 10-K for the year ended March 31, 2015, and other securities filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERIS CORPORATION

By	/s/ J. Adam Zangerle
J. Adam Zangerle
Vice President, General Counsel, and Secretary

Date: October 2, 2015